EXHIBIT 4.1






                              ECHO BAY MINES LTD.

                                      and

                     COMPUTERSHARE TRUST COMPANY OF CANADA







                               WARRANT INDENTURE

                          Providing for the Issue of

                      39,100,000 Share Purchase Warrants













                                  May 9, 2002

                                              TABLE OF CONTENTS

                                                                                                           Page No.


ARTICLE One INTERPRETATION.....................................................................................2


Section 1.01 -   Definitions...................................................................................2
Section 1.02 -   Gender........................................................................................5
Section 1.03 -   Interpretation Not Affected by Headings, etc..................................................5
Section 1.04 -   Day Not a Business Day........................................................................6
Section 1.05 -   Time of the Essence...........................................................................6
Section 1.06 -   Applicable Law................................................................................6
Section 1.07 -   Currency......................................................................................6
Section 1.08 -   Determining the Number of Outstanding Warrants................................................6


ARTICLE Two ISSUE OF WARRANTS..................................................................................6


Section 2.01 -   Issue and Term of Warrants....................................................................6
Section 2.02 -   Form of Warrant Certificates..................................................................7
Section 2.03 -   Signing of Warrant Certificates...............................................................7
Section 2.04 -   Certification by the Warrant Trustee..........................................................7
Section 2.05 -   Warrantholder Not a Shareholder, etc..........................................................8
Section 2.06 -   Issue in Substitution for Lost Warrant Certificates...........................................8
Section 2.07 -   Warrants to Rank Pari Passu...................................................................8
Section 2.08 -   Registration and Transfer of Warrants.........................................................8
Section 2.09 -   Registers Open for Inspection.................................................................9
Section 2.10 -   Exchange of Warrant Certificates.............................................................10
Section 2.11 -   Ownership of Warrants........................................................................10
Section 2.12 -   Adjustment of Exchange Basis.................................................................10
Section 2.13 -   Rules Regarding Calculation of Adjustment of Exchange Basis..................................14
Section 2.14 -   Postponement of Subscription.................................................................15
Section 2.15 -   Notice of Adjustment.........................................................................16
Section 2.16 -   No Action after Notice.......................................................................16
Section 2.17 -   Optional Purchases by the Corporation........................................................16
Section 2.18 -   Protection of Warrant Trustee................................................................17

ARTICLE Three EXERCISE OF WARRANTS............................................................................17


Section 3.01 -   Method of Exercise of Warrants...............................................................17
Section 3.02 -   Disbursement of Monies.......................................................................18
Section 3.03 -   Effect of Exercise of Warrants...............................................................18
Section 3.04 -   Cancellation of Warrant Certificates.........................................................19
Section 3.05 -   Subscription For Less Than Entitlement.......................................................19
Section 3.06 -   Expiration of Warrants.......................................................................19
Section 3.07 -   No Fractional Shares.........................................................................20

ARTICLE Four COVENANTS FOR WARRANTHOLDERS' BENEFIT............................................................20


Section 4.01 -   General Covenants............................................................................20
Section 4.02 -   Securities Qualification Requirements........................................................21
Section 4.03 -   Warrant Trustee's Remuneration and Expenses..................................................21
Section 4.04 -   Performance of Covenants by Warrant Trustee..................................................22

ARTICLE Five ENFORCEMENT......................................................................................22


Section 5.01 -   Suits by Warrantholders......................................................................22
Section 5.02 -   Immunity of Shareholders, etc................................................................22
Section 5.03 -   Limitation of Liability......................................................................22

ARTICLE Six MEETINGS OF WARRANTHOLDERS........................................................................23


Section 6.01 -   Right to Convene Meetings....................................................................23
Section 6.02 -   Notice.......................................................................................23
Section 6.03 -   Chairman.....................................................................................23
Section 6.04 -   Quorum.......................................................................................23
Section 6.05 -   Power to Adjourn.............................................................................24
Section 6.06 -   Show of Hands................................................................................24
Section 6.07 -   Poll and Voting..............................................................................24
Section 6.08 -   Regulations..................................................................................25
Section 6.09 -   Corporation, Warrant Trustee and Counsel may be Represented..................................25
Section 6.10 -   Powers Exercisable by Extraordinary Resolution...............................................25
Section 6.11 -   Meaning of Extraordinary Resolution..........................................................26
Section 6.12 -   Powers Cumulative............................................................................27
Section 6.13 -   Minutes......................................................................................27
Section 6.14 -   Instruments in Writing.......................................................................27
Section 6.15 -   Binding Effect of Resolutions................................................................28
Section 6.16 -   Holdings by the Corporation or Subsidiaries of the Corporation Disregarded...................28

ARTICLE Seven SUPPLEMENTAL INDENTURES.........................................................................28


Section 7.01 -   Supplemental Indentures......................................................................28
Section 7.02 -   Successor Companies..........................................................................29

ARTICLE Eight CONCERNING THE WARRANT TRUSTEE..................................................................29


Section 8.01 -   Trust Indenture Legislation..................................................................29
Section 8.02 -   Rights and Duties of Warrant Trustee.........................................................30
Section 8.03 -   Evidence, Experts and Advisers...............................................................31
Section 8.04 -   Documents, Monies, etc. Held by Warrant Trustee..............................................32
Section 8.05 -   Actions by Warrant Trustee to Protect Interests..............................................32
Section 8.06 -   Warrant Trustee Not Required to Give Security................................................32
Section 8.07 -   Protection of Warrant Trustee................................................................32
Section 8.08 -   Replacement of Warrant Trustee; Successor by Merger..........................................33
Section 8.09 -   Conflict of Interest.........................................................................34

Section 8.10 -   Acceptance of Trusts.........................................................................34
Section 8.11 -   Warrant Trustee Not to be Appointed Receiver.................................................34
Section 8.12 -   Authorization to Carry on Business...........................................................35
Section 8.13 -   Warrant Trustee Not Responsible for Ensuring Compliance......................................35

ARTICLE Nine FORM OF WARRANTS.................................................................................35


Section 9.01 -   Form of Share Purchase Warrant Certificate...................................................35
Section 9.02 -   Subscription Form for Share Purchase Warrant Certificate.....................................38

ARTICLE Ten GENERAL...........................................................................................40


Section 10.01 -  Notice to the Corporation and the Warrant Trustee............................................40
Section 10.02 -  Notice to the Warrantholders.................................................................40
Section 10.03 -  Mail Service Interruption....................................................................41
Section 10.04 -  Counterparts and Formal Date.................................................................41
Section 10.05 -  Satisfaction and Discharge of Indenture......................................................41
Section 10.06 -  Provisions of Indenture and Warrants for the Sole Benefit of
                 Parties and Warrantholders...................................................................41
Section 10.07 -  Indenture to Prevail.........................................................................42

          THIS WARRANT INDENTURE made as of May 9, 2002.

B E T W E E N:

                 ECHO BAY MINES LTD., a corporation incorporated under the laws of Canada,

                 (hereinafter called the "Corporation"),

                                    - and -

                 COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on business in all provinces of Canada,

                 (hereinafter called the "Warrant Trustee"),



          WHEREAS the Corporation proposes to issue up to 39,100,000 Warrants in certain circumstances;

          AND WHEREAS each whole Warrant will entitle the holder thereof to purchase, subject to adjustment in certain events, one (1) Common Share at a price of U.S. $0.90 per share at any time on or before 5:00 p.m. (Toronto time) on November 14, 2003, all upon the terms and conditions herein set forth;

          AND WHEREAS for such purpose the Corporation deems it necessary to create and issue Warrants to be constituted and issued in the manner hereinafter set forth;

          AND WHEREAS the Corporation is duly authorized to create and issue the Warrants to be issued as herein provided;

          AND WHEREAS all things necessary have been done and performed to make the Warrants, when certified by the Warrant Trustee and issued as in this Indenture provided, legal, valid and binding upon the Corporation with the benefits of and subject to the terms of this Indenture;

          AND WHEREAS the foregoing recitals are made as representations by the Corporation and not the Warrant Trustee;

          AND WHEREAS the Warrant Trustee has agreed to act as Warrant Trustee on behalf of the holders of the Warrants, on the terms and conditions set forth herein;

          NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:

                                 ARTICLE ONE
                                INTERPRETATION


Section 1.01 -   Definitions

          In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words have the respective meanings indicated opposite them as follows:

"AMEX" means the American Stock Exchange LLC;

"Applicable Legislation" has the meaning ascribed thereto in Subsection
8.01(1);

"Business Day" means a day which is not a Saturday, Sunday, or civic or statutory holiday in the United States or any of the cities where Warrant Certificates may be surrendered to the Warrant Trustee pursuant to the provisions hereof;

"Capital Reorganization" has the meaning ascribed thereto in Subsection
2.12(4);

"Common Share Reorganization" has the meaning ascribed thereto in Subsection 2.12(1);

"Common Shares" means fully paid and non-assessable common shares in the capital of the Corporation;

"Corporation" means Echo Bay Mines Ltd., a corporation incorporated under the laws of Canada and its lawful successors from time to time;

"Corporation's auditors" means the chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Corporation from time to time;

"counsel" means a barrister or solicitor or a firm of barristers or solicitors (who may be counsel for the Corporation) acceptable to the Warrant Trustee, acting reasonably;

"Current Market Price" in respect of a Common Share at any date means the weighted average price per share for the 20 consecutive Trading Days commencing on the Trading Day immediately before such date on the AMEX or, if the Common Shares are not then listed on the AMEX, then on such other stock exchange on which the Common Shares are then listed as may be selected by the directors of the Corporation or, if the Common Shares are not then listed on a stock exchange, on the over-the-counter market; the weighted-average price shall be determined by dividing the aggregate of the closing sales prices of all such shares sold on such exchange or market, as the case may be, during the said 20 consecutive Trading Days by the total number of shares so sold; provided that, if there is no market for the Common Shares during all or part of such period during which the Current Market Price thereof would otherwise be determined, the Current Market Price in respect of a Common Share shall in respect of all or such part of the period be determined by a nationally recognized accounting firm chosen by the Corporation;

"director" means a director of the Corporation for the time being, and unless otherwise specified herein, reference to "action by the directors" means action by the directors of the Corporation as a board or, whenever duly empowered, action by a committee of such board;

"Dividends Paid in Ordinary Course" means such dividends (payable in cash or securities, property or assets of equivalent value) paid on the Common Shares in any fiscal year of the Corporation to the extent that such dividends in the aggregate do not exceed in amount or value the greatest of:

          (a) 110% of the aggregate amount or value of the dividends paid by the Corporation on its Common Shares in the 12 consecutive months ended immediately prior to the first day of such fiscal year;

          (b) 25% of the consolidated net earnings of the Corporation before extraordinary items and after dividends paid on any and all preferred shares of the Corporation for the period of 12 consecutive months ended immediately prior to the first day of such fiscal year (such consolidated net earnings to be shown in the audited financial statements of the Corporation for such 12 month period, or if there are no audited financial statements in respect of such period, computed in accordance with Canadian generally accepted accounting principles consistent with those applied in the preparation of the most recently completed audited consolidated financial statements of the Corporation); and

          (c)    10% of the Shareholders' Equity,

and for such purpose the value of any dividends paid in other than cash or shares shall be the fair market value of such dividend as determined by the directors;

"Exchange Basis" means, as at any time, the number of Common Shares or other classes of shares or securities which a Warrantholder is entitled to receive upon the exercise of the rights attached to the Warrants pursuant to the provisions of this Indenture;

"Exchange Rate" means, on any date for determination, the rate at which U.S. dollars may be exchanged into Canadian dollars as calculated using the Bank of Canada noon (Toronto time) exchange rate. In the event that such rate is not quoted or published by the Bank of Canada, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be reasonably determined by the Corporation;

"Exercise Date" with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of Article Three;

"Extraordinary Resolution" has the meaning ascribed thereto in Subsection
6.11(1);

"Offering" means the offering in Canada and the United States of up to 39,100,000 Units of the Corporation, each Unit consisting of one Common Share and one Warrant;

"person" includes an individual, a corporation, a partnership, a trustee or any unincorporated organization and words importing persons are intended to have a similarly extended meaning;

"Principal Securities Exchange" means any U.S. or Canadian national securities exchange or automated inter-dealer quotation system upon which the Warrants are listed or quoted. As of the date hereof, the Principal Securities Exchanges for the Warrants are the AMEX and the TSX;

"Rights Offering" has the meaning ascribed thereto in Subsection 2.12(2);

"Rights Period" has the meaning ascribed thereto in Subsection 2.12(2);

"Share Purchase Warrants" means up to 39,100,000 share purchase warrants issued pursuant to the terms of this Indenture entitling the holders thereof to purchase Common Shares on the basis of one Common Share for each whole Share Purchase Warrant and the payment of the Warrant Exercise Price; provided that in each case the number and/or class of shares or securities receivable on the exercise of the Share Purchase Warrants and/or the Warrant Exercise Price may be subject to increase or decrease or change in accordance with the terms and provisions hereof;

"Shareholder" means a holder of record of one or more Common Shares;

"Shareholders' Equity" means the aggregate of all classes of share capital, retained earnings and any and all surplus accounts and reserves as evidenced on the audited financial statements of the Corporation for the most recently ended fiscal year;

"Special Distribution" has the meaning ascribed thereto in Subsection 2.12(3);

"Subject Securities" means the Common Shares issuable upon the exercise of the Warrants, including the shares or other securities or property issuable upon the exercise of the Warrants as a result of any adjustment to the subscription rights pursuant to Article Two hereof;

"Successor Corporation" has the meaning ascribed thereto in Section 7.02;

"this Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "Section", "Subsection" and "clause" followed by a number mean and refer to the specified Article, Section, Subsection or clause of this Indenture;

"Time of Expiry" means 5:00 p.m. (Toronto time) on November 14, 2003;

"Trading Day" means any day on which the TSX and the AMEX (or such other exchange on which the Common Shares are listed and which forms the primary trading market for the Common Shares) are open for trading and no less than 100 Common Shares trade on such exchange on such day;

"Transfer Agent" means the transfer agent or agents for the time being of the Common Shares;

"TSX" means the Toronto Stock Exchange;

"United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

"Warrant Trustee" means Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, or its successors for the time being in the trusts hereby created;

"Warrant Certificate" means a certificate substantially in the form set forth in Article Nine hereof, evidencing the Warrants issued and certified hereunder and for the time being outstanding;

"Warrant Exercise Price" means U.S. $0.90 for each Common Share, subject to adjustment in accordance with the provisions of this Indenture, or the Canadian dollar equivalent as provided in Subsection 3.01(4);

"Warrantholder" or "holder" means a person whose name is entered for the time being in the register maintained pursuant to Section 2.08 and, for greater certainty, in respect of any action to be taken by a holder in respect of his Warrants, means the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by instrument in writing in form, substance and execution satisfactory to the Trustee with signatures guaranteed by a Schedule I chartered bank, a Canadian trust company, a member of the medallion guarantee program, a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP);

"Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate at least 25% of the aggregate number of the Subject Securities which could be acquired upon the exercise of all Warrants then outstanding, which requests the Warrant Trustee to take some action or proceeding specified therein;

"Warrants" means the Share Purchase Warrants; and

"written order of the Corporation", "written request of the Corporation", "written consent of the Corporation", "certificate of the Corporation" and any other document required to be signed by the Corporation means, respectively, a written order, request, consent, certificate or other document signed in the name of the Corporation by any two of the Chairman of the Board, the Chief Executive Officer, the President or any Vice-President of the Corporation, and may consist of one or more instruments so executed.

Section 1.02 -   Gender

          Unless elsewhere otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

Section 1.03 -   Interpretation Not Affected by Headings, etc.

          The division of this Indenture into Articles, Sections, Subsections and clauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or the Warrant Certificate.

Section 1.04 -   Day Not a Business Day

          In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.05 -   Time of the Essence

          Time shall be of the essence in all respects in this Indenture and the Warrants.

Section 1.06 -   Applicable Law

          This Indenture and the Warrants shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein and shall be treated in all respects as Alberta contracts.

Section 1.07 -   Currency

          Unless otherwise stated, all dollar amounts referred to in this Indenture are in United States dollars.

Section 1.08 -   Determining the Number of Outstanding Warrants

          Every Warrant represented by a Warrant Certificate certified and delivered by the Warrant Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Warrant Trustee for cancellation or until the Time of Expiry; provided that where a new Warrant Certificate has been issued pursuant to Section 2.06 hereof to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.


                                 ARTICLE TWO
                               ISSUE OF WARRANTS

Section 2.01 -   Issue and Term of Warrants

(1) A total of up to 39,100,000 Share Purchase Warrants entitling Warrantholders to acquire up to 39,100,000 Common Shares (subject to adjustment pursuant to Sections 2.12 and 2.13 of this Indenture) are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and shall be executed by the Corporation and certified by or on behalf of the Warrant Trustee upon the written order of the Corporation and delivered by the Corporation in accordance with Sections 2.03 and 2.04.

(2) Each Warrant authorized to be issued hereunder shall entitle Warrantholders to acquire (subject to Sections 2.12 and 2.13) upon due exercise and upon the due execution of the subscription form endorsed on the reverse side of the Warrant Certificate or other instrument of subscription in such form as the Warrant Trustee and/or the Corporation may from time to time prescribe and upon payment of the Warrant Exercise Price, one Common Share or such other kind and amount of shares or securities or property, calculated pursuant to the provisions of Sections 2.12 and 2.13, as the case may be, at any time after the date of issuance of such Warrants and prior to the Time of Expiry, in accordance with the provisions of this Indenture.

(3) Fractional Warrants shall not be issued or otherwise provided for. If any fraction of a Warrant would otherwise be issuable, the number of Warrants so issued shall be rounded down to the nearest whole Warrant.

Section 2.02 -   Form of Warrant Certificates

(1) The Warrant Certificates for the Warrants shall be substantially in the form set out in Article Nine with, subject to the provisions of this Indenture, such additions, variations and changes as may from time to time be agreed upon by the Warrant Trustee and the Corporation, and shall be dated as of the date of the closing of the Offering (regardless of their actual dates of issue), and shall have such distinguishing letters and numbers as the Corporation may, with the approval of the Warrant Trustee, prescribe. All Share Purchase Warrants shall, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Corporation may determine. No change in the form of the Warrant Certificate shall be required by reason of any adjustment made pursuant to this Article Two in the number and/or class of securities or type of securities which may be acquired pursuant to the Warrants.

(2) The Warrant Trustee shall maintain a list of all registered holders of Warrant Certificates.

Section 2.03 -   Signing of Warrant Certificates

          The Warrant Certificates shall be signed by any two of the Chairman of the Board, the Chief Executive Officer, the President or any Vice-President of the Corporation, and may, but need not be, under the corporate seal of the Corporation or a reproduction thereof. The signature of such officers may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officers. Notwithstanding that a person whose manual or facsimile signature appears on any Warrant Certificate as such officer may no longer hold office at the date of issue of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.04, be valid and binding upon the Corporation, and the registered holder thereof shall be entitled to the benefits of this Indenture.

Section 2.04 -   Certification by the Warrant Trustee

(1) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the holder to the benefits hereof or thereof, until it has been certified by manual signature by or on behalf of the Warrant Trustee in the form of the certificate set out in Article Nine and such certification by the Warrant Trustee upon any Warrant Certificate shall be conclusive evidence as against the Corporation that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

(2) The certification of the Warrant Trustee on the Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Trustee as to the validity of this Indenture or the Warrants (except the due certification thereof) and the Warrant Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

Section 2.05 -   Warrantholder Not a Shareholder, etc.

          The holding of a Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder, nor entitle the holder to any right or interest in respect thereof including, but not limited to, the right to vote at, to receive notice of or to attend meetings of Shareholders or any other proceedings of the Corporation, or the right to receive dividends and other distributions, except as expressly provided herein.

Section 2.06 -   Issue in Substitution for Lost Warrant Certificates

(1) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, and Subsection 2.06(2), shall issue and thereupon the Warrant Trustee shall certify and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Warrant Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

(2)  The applicant for the issue of a new Warrant Certificate pursuant to this
Section 2.06 shall bear the cost of the issue thereof and in the case of mutilation shall, as a condition precedent to the issue thereof, deliver to the Warrant Trustee the mutilated Warrant Certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Warrant Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and to the Warrant Trustee in their sole discretion, and such applicant may also be required to furnish an indemnity or security in amount and form satisfactory to the Corporation and the Warrant Trustee in their sole discretion and shall pay the reasonable charges of the Corporation and the Warrant Trustee in connection therewith.

Section 2.07 -   Warrants to Rank Pari Passu

          All Warrants shall rank pari passu, whatever may be the actual date of issue of same.

Section 2.08 -   Registration and Transfer of Warrants

(1) The Corporation will cause to be kept by the Warrant Trustee at its principal offices in the city of Toronto:

     (a) a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Warrants and particulars of the Warrants held by them; and

          (b) a register of transfers of Warrants in which shall be entered the date and other particulars of each transfer of Warrants.

(2)  No transfer of a Warrant shall be valid unless made by:

          (a) the Warrantholder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Trustee with signatures guaranteed by a Schedule I chartered bank, a Canadian trust company, a member of the medallion guarantee program, a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP); or

          (b) the liquidator of, or a trustee in bankruptcy for, a Warrantholder,

upon compliance with such reasonable requirements as the Trustee and the Corporation may prescribe (including, without limitation, the requirement to provide evidence of satisfactory compliance with applicable Securities Laws and unless recorded on the register of transfers maintained by the Warrant Trustee pursuant to Subsection 2.08(1), nor until all stamp taxes or governmental or other charges arising by reason of such transfer have been paid.

(3) The Warrant Trustee will process all proffered transfers and exercises in good faith upon the presumption that such transfer or exercise is permissible pursuant to all applicable legislation and the terms of this Indenture. The transferor and transferee are solely responsible for ensuring compliance with any applicable securities laws, and the Warrant Trustee shall have no obligations to ensure compliance with any laws applicable to the issue, transfer or exercise of the Warrants.

(4) The transferee of a Warrant shall, after the transfer form printed on the Warrant Certificate and any other form of transfer acceptable to the Warrant Trustee is duly completed and the Warrant is lodged with the Warrant Trustee and upon compliance with all other conditions in that regard required by this Indenture or by law, be entitled to have his name entered on the register of Warrantholders as the owner of such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

Section 2.09 -   Registers Open for Inspection

          The registers referred to in Subsection 2.08(1) shall be open at all reasonable times during business hours on a Business Day for inspection by the Corporation, the Warrant Trustee or any Warrantholder. The Warrant Trustee shall, from time to time when requested to do so by the Corporation, furnish the Corporation with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Warrant Trustee and showing the number of Subject Securities which might then be acquired upon the exercise of the Warrants held by each such holder.

Section 2.10 -   Exchange of Warrant Certificates

(1) Warrant Certificates may, upon compliance with the reasonable requirements of the Warrant Trustee, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Warrants. The Corporation shall sign and the Warrant Trustee shall certify, in accordance with Sections 2.03 and 2.04, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

(2) Warrant Certificates may be exchanged only at the principal offices of the Warrant Trustee in the city of Toronto or at any other place that is designated by the Corporation with the approval of the Warrant Trustee. Any Warrant Certificates tendered for exchange shall be surrendered to the Warrant Trustee and cancelled.

(3) No charge will be levied by the Corporation or the Warrant Trustee upon a presenter of a Warrant Certificate pursuant to this Indenture for the transfer of any Warrant or for the exchange of any Warrant Certificate but to the Warrant Trustee or the Corporation for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

Section 2.11 -   Ownership of Warrants

          The Corporation and the Warrant Trustee shall be entitled to treat the Warrantholder of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes, and neither the Corporation nor the Warrant Trustee shall be charged with notice of or be bound to see to the execution of any trust whether express, implied or constructive, in respect of any Warrants except where the Corporation or the Warrant Trustee is required to take notice by applicable law or by order of a court of competent jurisdiction.

Section 2.12 - Adjustment of Exchange Basis

(1) The Exchange Basis shall be subject to adjustment from time to time in the events and in the manner provided as follows:

     (a) If and whenever at any time after the date hereof and prior to the Time of Expiry the Corporation shall:

          (i) issue Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all the holders of the Common Shares as a stock dividend or other distribution (other than as a Dividend Paid in the Ordinary Course or a distribution of Common Shares upon exercise of the Warrants or pursuant to the exercise of directors, officers or employee stock options granted under stock option plans of the Corporation);

          (ii) subdivide, redivide or change its then outstanding Common Shares into a greater number of shares; or

          (iii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of shares,

(any of such events in these clauses (i), (ii) or (iii) being called a "Common Share Reorganization"), then the Exchange Basis shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

                       (A) the numerator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such record date, assuming in any case where such securities are not then convertible or exchangeable but subsequently become so, that they were convertible or exchangeable on the record date on the basis upon which they first become convertible or exchangeable); and

                       (B) the denominator of which shall be the number of Common Shares outstanding on such record date before giving effect to such Common Share Reorganization.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article Two.


(2) If and whenever at any time after the date hereof and prior to the Time of Expiry, the Corporation shall issue to all or substantially all the holders of Common Shares rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the "Rights Period"), to subscribe for or purchase Common Shares, or securities exchangeable for or convertible into Common Shares, at a price per share to the holder (or at an exchange or conversion price per share at the date of issue of such securities to the holder in the case of securities exchangeable for or convertible into Common Shares) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a "Rights Offering"), then the Exchange Basis shall be adjusted effective immediately after the record date for the Rights Offering by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

          (a) the numerator of which shall be the number of Common Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants or options, if any), and

          (b)  the denominator of which shall be the aggregate of:

               (i) the number of Common Shares outstanding as of the record date for the Rights Offering; and

               (ii)    a number determined by dividing

                       (A) the amount equal to the aggregate consideration payable by such holders upon the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion into Common Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants and options);

                             by

                       (B) the Current Market Price of the Common Shares as of the record date for the Rights Offering.

The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted in accordance with this Article Two. If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if the only rights, options or warrants that had been issued in the Rights Offering were those that had been exercised. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering, less than all of such securities have been exchanged or converted into Common Shares, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if the only exchangeable or convertible securities that had been issued in the Rights Offering were those that were exchanged for or converted into Common Shares.

(3) If and whenever at any time after the date hereof and prior to the Time of Expiry the Corporation shall fix a record date for the issue or distribution to all or substantially all the holders of the Common Shares of:

          (a)  shares of the Corporation of any class other than Common
               Shares;

          (b)  evidences of indebtedness; or

          (c) any property or other assets, and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering,

(any of such non-excluded events being herein called a "Special
Distribution"), the Exchange Basis shall be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exchange Basis in effect on such record date by a fraction:

               (i) the numerator of which shall be the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date, and

               (ii)    the denominator of which shall be:

                       (A) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

                       (B) the fair market value, as determined by action by the board of directors of the Corporation, acting reasonably and in good faith (whose determination shall be conclusive), subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof), to the holders of the Common Shares of the shares, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Exchange Basis in effect immediately before such record date. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article Two.


(4 ) If and whenever at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, plan of arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, plan of arrangement or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer (other than to a subsidiary of the Corporation) of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a "Capital Reorganization"), any Warrantholder who thereafter shall exercise his right to receive Common Shares pursuant to Warrant(s) shall be entitled to receive, and shall accept in lieu of the number of Subject Securities to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Subject Securities to which such holder was theretofore entitled upon exercise. If determined appropriate by the Warrant Trustee, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article Two with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this Article Two shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an indenture supplemental hereto approved by the directors and by the Warrant Trustee and entered into pursuant to the provisions of this Indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(5) Forthwith upon the occurrence of any of the events referred to in the preceding subsections above, the Corporation shall:

          (a) file with the Warrant Trustee a certificate of the Corporation specifying the required adjustment; and

          (b) give notice to the Warrantholders of the required adjustment in the manner provided in Section 10.02.


Section 2.13 - Rules Regarding Calculation of Adjustment of Exchange Basis

     For the purposes of Section 2.12:

(1) The adjustments provided for in Section 2.12 shall be cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections of this Section 2.13.

(2) No adjustment in the Exchange Basis shall be required unless such adjustment would result in a change of at least one-one hundredth of a Common Share based on the prevailing Exchange Basis provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(3) No adjustment in the Exchange Basis shall be made in respect of any event described in Section 2.12, other than the events referred to in paragraphs
(a)(ii) and (iii) of subsection (1) thereof, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event, such participation being subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof).

(4) No adjustment in the Exchange Basis shall be made pursuant to Section 2.12 in respect of the issue from time to time of Common Shares purchasable on exercise of the Warrants or in respect of the issue from time to time of a Dividend Paid in the Ordinary Course of Common Shares to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend, and any such issue shall be deemed not to be a Common Share Reorganization.


(5) If a dispute shall at any time arise with respect to adjustments provided for in Section 2.12, such dispute shall, absent manifest error, be conclusively determined by the Corporation's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any further determination, absent manifest error, shall be binding upon the Corporation, the Warrant Trustee and the Warrantholders, subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof).

(6) If the Corporation shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the Exchange Basis shall be required by reason of the setting of such record date.

(7) In the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected.

(8) As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exchange Basis, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof.

(9) In case the Corporation, after the date hereof, shall take any action affecting any Common Shares, other than action described in Section 2.12, which in the opinion of the directors acting reasonably and in good faith would materially affect the rights of Warrantholders, the Exchange Basis shall be adjusted in such manner, if any, and at such time, as the directors, in their sole discretion acting reasonably and in good faith, may determine to be equitable in the circumstances, subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof). Failure of the taking of action by the directors so as to provide for an adjustment in the Exchange Basis prior to the effective date of any action by the Corporation affecting the Common Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(10) The Warrant Trustee shall be entitled to rely on any adjustment calculations prepared by the Corporation or its auditors.

Section 2.14 -   Postponement of Subscription

          In any case where the application of Section 2.12 results in an increase in the number of Subject Securities which are issuable upon the exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Corporation may postpone the issuance to the holder of the Warrant of the Subject Securities to which he is entitled by reason of such adjustment but such Subject Securities shall be so issued and delivered to that holder upon completion of that event, with the number of such Subject Securities calculated on the basis of the number of Subject Securities on the date that the Warrant was exercised adjusted for completion of that event and the Corporation shall deliver to the person or persons in whose name or names the Subject Securities are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Subject Securities and the right to receive any dividends or other distributions which, but for the provisions of this Section 2.14, such person or persons would have been entitled to receive in respect of such Subject Securities from and after the date that the Warrant was exercised in respect thereof.

Section 2.15 -   Notice of Adjustment

(1) At least 21 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to
Section 2.12, the Corporation shall:

          (a) file with the Warrant Trustee a certificate of the Corporation specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

          (b) give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

(2) In case any adjustment for which a notice in subsection (1) of this
Section 2.15 has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable:

          (a)  file with the Warrant Trustee a computation of such adjustment;
               and

          (b)  give notice to the Warrantholders of the adjustment.

(3) The Warrant Trustee may, absent manifest error, rely upon certificates and other documents filed by the Corporation pursuant to this section for all purposes of the adjustment.

Section 2.16 -   No Action after Notice

          The Corporation covenants with the Warrant Trustee that it will not take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 21 days after the giving of the notice set forth in paragraph (b) of Subsection 2.15(1) and (2).

Section 2.17 -   Optional Purchases by the Corporation

          Subject to applicable law, the Corporation may, at any time and from time to time, purchase on any stock exchange, in the open market, by invitation for tender, by private contract or otherwise any of the Warrants, on such terms as the Corporation may determine. All Warrants purchased pursuant to the provisions of this Section 2.17 shall be forthwith delivered to, cancelled and destroyed by the Warrant Trustee and shall not be reissued. If required by the

Corporation, the Warrant Trustee shall furnish the Corporation with a certificate as to such destruction.

Section 2.18 -   Protection of Warrant Trustee

          Subject to Article Eight, the Warrant Trustee shall not:

          (a) at any time be under any duty or responsibility to any registered holder of Warrants to determine whether any facts exist which may require any adjustment contemplated by this Article Two, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

          (b) be accountable with respect to the validity or value or the kind or amount of any Subject Securities which may at any time be issued or delivered upon the exercise of the Warrants;

          (c) be responsible for any failure of the Corporation to issue, transfer or deliver the Subject Securities or certificates evidencing the same upon surrender of the Warrants for the purpose of exercising the rights or to comply with the provisions or covenants contained in this Article Two; or

          (d) incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the representations, warranties or covenants of the Corporation or any acts or deeds of the agents or servants of the Corporation.

                                ARTICLE THREE
                             EXERCISE OF WARRANTS

Section 3.01 -   Method of Exercise of Warrants

(1) Subject to Section 3.05, a Warrantholder may exercise the rights thereby conferred on him to acquire all or any part of the Subject Securities to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrants to the Warrant Trustee at any time on or before the Time of Expiry during regular business hours at its principal offices in the city of Toronto (or at such additional place or places as may be decided by the Corporation from time to time with the approval of the Warrant Trustee), with: (i) a duly completed and executed subscription form substantially in the form set out on the Warrant Certificate; and (ii) a certified cheque, bank draft or money order in lawful money of the United States, subject to Subsection 3.01(4), payable to or to the order of the Corporation in an amount equal to the Warrant Exercise Price multiplied by the number of Subject Securities subscribed for. In the event that the payment of the Warrant Exercise Price received by the Warrant Trustee is in the form of uncertified or unguaranteed funds, the Warrant Trustee shall be entitled to delay the time of payment of the Warrant Exercise Price to the Corporation and delivery of the certificate representing the Subject Securities so purchased by the Warrantholder until such uncertified or unguaranteed funds have cleared in the ordinary course of the financial institution upon which the same are drawn. A Warrant Certificate with the duly completed and executed subscription form and payment of the Warrant Exercise Price shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Warrant Trustee.

(2) Any subscription referred to in Subsection 3.01(1) shall be signed by the Warrantholder, shall specify the person(s) in whose name such Subject Securities are to be issued, the address(es) of such person(s) and the number of Subject Securities to be issued to each person, if more than one is so specified. If any of the Subject Securities subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in Subsection 3.01(1) shall be guaranteed by a
Schedule I chartered bank, a major Canadian trust company, a member of the medallion guarantee program, a member of the Stock Exchanges Medallion Program
(SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) and the Warrantholder shall pay to the Corporation or the Warrant Trustee all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing Subject Securities unless or until such Warrantholder shall have paid to the Corporation or the Warrant Trustee on behalf of the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no tax is due.

(3) If at the time of exercise of the Warrants, in accordance with the provisions of Subsection 3.01(1), there are any trading restrictions on the Subject Securities pursuant to applicable securities legislation or stock exchange requirements, the Corporation may upon the advice of counsel, endorse any certificates representing the Subject Securities to such effect.

(4) Any Warrantholder may elect to make payment of the Warrant Exercise Price pursuant to Subsection 3.01(1) in lawful money of Canada. In such an event, the Warrant Exercise Price payable by such Warrantholder shall be the Canadian dollar equivalent of the Warrant Exercise Price payable in lawful money of the United States based on the Exchange Rate on the Business Day immediately preceding the relevant Exercise Date, rounded to the nearest tenth of a cent.

Section 3.02 -   Disbursement of Monies

          The Warrant Trustee will disburse monies to the Corporation according to this Indenture only to the extent that monies have been deposited with it.

Section 3.03 -   Effect of Exercise of Warrants

(1) Upon compliance by the Warrantholder with, and subject to the provisions of Section 3.01, the Subject Securities subscribed for shall be deemed to have been issued and the person to whom such Subject Securities are to be issued shall be deemed to have become the holder of record of such Subject Securities on the Exercise Date unless the transfer registers of the Corporation for the Common Shares shall be closed on such date, in which case the Subject Securities subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Subject Securities on the date on which such transfer registers are reopened.

(2) Funds in the total amount for the Warrants exercised shall be forwarded to the Corporation forthwith upon the exercise of the Warrants.

(3) If the Warrantholder has elected to make payment of the Warrant Exercise Price in lawful money of Canada in accordance with Subsection 3.01(4), the Warrant Trustee shall forthwith deliver to the Corporation a notice setting forth the particulars of all Warrants exercised and the Canadian dollar equivalent amount provided by such Warrantholder. Within two Business Days of such notice, the Corporation shall provide written confirmation to the Warrant Trustee of its acceptance or rejection of such Warrant exercise. If the Warrant exercise is accepted by the Corporation, the due exercise of the Warrant for the purposes of Subsection 3.03(4) and 3.03(5) shall be deemed to occur on the date of the written confirmation.

(4) Within three Business Days following the due exercise of a Warrant pursuant to Section 3.01, subject to Subsection 3.03(3), the Warrant Trustee shall deliver to the Corporation a notice setting forth the particulars of all Warrants exercised, if any, and the persons in whose names the Subject Securities are to be issued and the addresses of such holders of the Subject Securities.

(5) Within three Business Days following of the due exercise of a Warrant pursuant to Section 3.01, subject to Subsection 3.03(3), the Warrant Trustee shall mail to the person in whose name the Subject Securities so subscribed for are to be issued, as specified in the subscription form completed on the Warrant Certificate, at the address specified in such subscription, or, if so specified in such subscription, a certificate or certificates for the Subject Securities to which the Warrantholder is entitled and, if applicable, a Warrant Certificate representing any Warrants not then exercised.

Section 3.04 -   Cancellation of Warrant Certificates

          All Warrant Certificates properly surrendered to the Warrant Trustee pursuant to Section 2.06, 2.10, 2.17 or 3.01 shall be cancelled by the Warrant Trustee and the Warrant Trustee shall record the cancellation of such Warrant Certificates on the register of holders maintained by the Warrant Trustee pursuant to Section 2.08. The Warrant Trustee shall, if required by the Corporation, furnish the Corporation with a certificate identifying the Warrant Certificates so cancelled. All Warrants represented by Warrant Certificates which have been duly cancelled shall be without further force or effect whatsoever.

Section 3.05 -   Subscription For Less Than Entitlement

          The holder of any Warrant may subscribe for and purchase a whole number of Subject Securities which is less than the number which the holder is entitled to purchase pursuant to a surrendered Warrant Certificate. In such event, the holder thereof shall be entitled to receive a new Warrant Certificate in respect of the balance of Subject Securities which such holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

Section 3.06 -   Expiration of Warrants

          After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void and of no effect.

Section 3.07 -   No Fractional Shares

          Notwithstanding anything herein contained, including any adjustment provided for in Article Two, the Corporation shall not be required, upon the exercise of any Warrants, to issue fractional Subject Securities or to distribute certificates which evidence fractional Subject Securities. The Corporation will not pay any amount in cash in lieu of issuing fractional Common Shares.

                                 ARTICLE FOUR
                     COVENANTS FOR WARRANTHOLDERS' BENEFIT

Section 4.01 -   General Covenants

          The Corporation covenants with the Warrant Trustee that so long as any Warrants remain outstanding:


          (a) it will maintain its corporate existence and will carry on and conduct its business in accordance with good business practice;

          (b) it will reserve and there will remain unissued out of its authorized capital a sufficient number of Subject Securities to satisfy the rights of acquisition provided for herein;

          (c) it will cause the Subject Securities from time to time subscribed for pursuant to the Warrants in the manner herein provided and the certificates representing such Subject Securities to be duly issued and delivered in accordance with the Warrants and the terms hereof;

          (d) all Subject Securities which shall be issued upon exercise of the right to acquire provided for herein upon payment of the Warrant Exercise Price, shall be issued as fully paid and non-assessable and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof;

          (e) it will use all reasonable commercial efforts to maintain the listing of the Common Shares and the Warrants on the TSX and the AMEX;

          (f) it will use all reasonable commercial efforts to maintain its status as a reporting issuer not in default under, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of each of the provinces of Canada and the federal securities laws of the United States from the date hereof up to and including the Time of Expiry;

          (g) it will perform all its covenants and carry out all of the acts or things to be done by it as provided in this Indenture;

          (h) it shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all other acts, deeds and assurances in law as the

               Warrant Trustee may reasonably require for the better accomplishing and effecting of the provisions and intention of this Indenture;

          (i) the Corporation covenants and agrees that for so long as the Warrants are exercisable, it will register (and maintain such registration of) the Common Shares issuable upon exercise of the Warrants under the securities laws of all U.S. States in which the Common Shares are not otherwise exempt from such securities registration requirements. For purposes of the foregoing, "U.S. States" means the 50 states of the United States of America, the District of Columbia, Puerto Rico and Guam; and

          (j) it shall use its reasonable best efforts to maintain its registration statement on Form S-3 (File No. 333-35857), or another registration statement on such form filed with the United States Securities and Exchange Commission with respect to the Subject Securities, continuously effective under the United States Securities Act of 1933, as amended.

The Corporation and the Warrant Trustee acknowledge and agree that (i) none of the foregoing covenants shall be interpreted or applied so as to prohibit or restrict or otherwise limit the Corporation's ability, right and authority to undertake or implement one or more of the actions contemplated by Sections
2.12 or 7.02; and (ii) the foregoing covenants shall be interpreted and applied following each of such actions with reference to any successor to the Corporation and with reference to any securities into which the Common Shares and/or the Warrants may be changed or for which they may be exercisable as a result of such action or actions.

Section 4.02 -   Securities Qualification Requirements

(1) If, in the opinion of counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada or any federal or state law of the United States before the Subject Securities may be issued or delivered to a Warrantholder, the Corporation covenants that it will use its reasonable best efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

(2) The Corporation or, if required by the Corporation, the Warrant Trustee will give written notice of the issue of Subject Securities pursuant to the exercise of Warrants, in such detail as may be required, to each securities regulatory agency or government authority in Canada or the United States or in each jurisdiction in which there is legislation requiring the giving of any such notice.

Section 4.03 -   Warrant Trustee's Remuneration and Expenses

          The Corporation covenants that it will pay to the Warrant Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Trustee upon its request for all reasonable expenses and disbursements of the Warrant Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence, wilful misconduct or bad faith of the Warrant Trustee.

Section 4.04 -   Performance of Covenants by Warrant Trustee

          Subject to Subsection 8.02(7), if the Corporation shall fail to perform any of its covenants contained in this Indenture and the Corporation has not rectified such failure within 15 Business Days after receiving written notice from the Warrant Trustee of such failure, the Warrant Trustee may notify the Warrantholders of such failure on the part of the Corporation or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it.

          All reasonable sums expended or disbursed by the Warrant Trustee in so doing shall be repayable as provided in Section 4.03. No such performance, expenditure or disbursement by the Warrant Trustee shall be deemed to relieve the Corporation of any default hereunder or of its continuing obligations under the covenants herein contained.

                                 ARTICLE FIVE
                                  ENFORCEMENT

Section 5.01 -   Suits by Warrantholders

          All or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by him and/or this Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights which are hereby conferred upon the Warrant Trustee, and subject to the provisions of Sections 5.02, 5.03 and 6.10.

Section 5.02 -   Immunity of Shareholders, etc.

          Subject to applicable law, the Warrant Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future Shareholder or other security holder, director, officer, employee or agent of the Corporation for the creation and issue of the Subject Securities pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Corporation herein or contained in the Warrant Certificates other than in respect of gross negligence or breach of fiduciary duty by any of the foregoing.

Section 5.03 -   Limitation of Liability

          The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or Shareholders of the Corporation or any of the past, present or future directors or Shareholders of the Corporation or any of the past, present or future officers, employees or agents of the Corporation, but only the property of the Corporation shall be bound in respect hereof.

                                 ARTICLE SIX
                          MEETINGS OF WARRANTHOLDERS

Section 6.01 -   Right to Convene Meetings

          The Warrant Trustee may, at any time and from time to time, and shall on receipt of a written request of the Corporation or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Warrant Trustee has been provided with sufficient funds and is indemnified to its reasonable satisfaction by the Corporation or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities which may be incurred in connection with the calling and holding of such meeting. If, within 15 Business Days after the receipt of a written request of the Corporation or a Warrantholders' Request and indemnity given as aforesaid, the Warrant Trustee fails to give the requisite notice specified in
Section 6.02 to convene a meeting, the Corporation or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place in Canada or the United States as may be approved or determined by the Warrant Trustee.

Section 6.02 -   Notice

          At least 21 days prior notice of any meeting of Warrantholders shall be given to the Warrantholders in the manner provided for in Section 10.02 and a copy of such notice shall be delivered to the Warrant Trustee unless the meeting has been called by it, and to the Corporation unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Six. The notice convening any such meeting may be signed by an appropriate officer of the Warrant Trustee or of the Corporation or the person designated by such Warrantholders, as the case may be.

Section 6.03 -   Chairman

          The Warrant Trustee may nominate in writing an individual to be Chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The Chairman of the meeting need not be a Warrantholder.

Section 6.04 -   Quorum

          Subject to the provisions of Section 6.11, at any meeting of the Warrantholders a quorum shall consist of two Warrantholders present in person or represented by proxy and representing at least 10% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants. If a quorum of the Warrantholders shall not be present within one-half hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of
Section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not represent at least 10% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

Section 6.05 -   Power to Adjourn

          The Chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 6.06 -   Show of Hands

          Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an Extraordinary Resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

Section 6.07 -   Poll and Voting

          On every Extraordinary Resolution, and when demanded by the Chairman or by one or more of the Warrantholders acting in person or by proxy, on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the Chairman shall direct. Questions other than those required to be determined by Extraordinary Resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Subject Security which he (or the Warrantholder appointing him as proxy) is entitled to acquire upon the exercise of the Warrant then held by him. A proxy need not be a Warrantholder. The Chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

Section 6.08 -   Regulations

          Subject to the provisions of this Indenture, the Warrant Trustee or the Corporation with the approval of the Warrant Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

          (a) for the deposit of instruments appointing proxies at such place and time as the Warrant Trustee, the Corporation or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

          (b) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telecopied before the meeting to the Corporation or to the Warrant Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

          (c)  for the form of the instrument of proxy; and

          (d) generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 6.09), shall be Warrantholders or persons holding proxies of Warrantholders.

Section 6.09 - Corporation, Warrant Trustee and Counsel may be Represented

          The Corporation and the Warrant Trustee, by their respective directors and officers, and the counsel for each of the Corporation, the Warrantholders and the Warrant Trustee may attend any meeting of the Warrantholders and speak thereat but shall have no vote as such.

Section 6.10 -   Powers Exercisable by Extraordinary Resolution

          In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof) shall have the power, exercisable from time to time by Extraordinary Resolution:

          (a) to agree with the Corporation to any modification, alteration, compromise or arrangement of the rights of Warrantholders and/or the Warrant Trustee in its capacity as Warrant Trustee hereunder or on behalf of the Warrantholders against the Corporation, whether such rights arise under this Indenture or the Warrants or otherwise;

          (b) to amend or repeal any Extraordinary Resolution previously passed or sanctioned by the Warrantholders;

          (c) to direct or authorize the Warrant Trustee, subject to the receipt of funding and indemnity, to enforce any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such Extraordinary Resolution or to refrain from enforcing any such covenant or right;

          (d) to waive and direct the Warrant Trustee to waive any default on the part of the Corporation in complying with any provisions of this Indenture or the Warrants either unconditionally or upon any conditions specified in such Extraordinary Resolution;

          (e) to assent to any change in or omission from the provisions contained in this Indenture or the Warrant Certificates or any ancillary or supplemental instrument which is agreed to by the Corporation, and to authorize the Warrant Trustee to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

          (f) to assent to a compromise or arrangement with a creditor or creditors or a class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

          (g) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any of the covenants on the part of the Corporation contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders; and

          (h) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

Section 6.11 -   Meaning of Extraordinary Resolution

(1) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter in this Section 6.11 and in Section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article Six at which there are Warrantholders present in person or represented by proxy representing at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants and passed by the affirmative votes of Warrantholders representing not less than 66 2/3% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

(2) If, at any meeting called for the purpose of passing an Extraordinary Resolution, Warrantholders representing at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants are not present in person or by proxy within one-half hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than six or more than 10 Business Days later, and to such place and time in Canada or the United States as may be appointed by the Chairman. Not less than three Business Days prior notice shall be given of the time and place of such adjourned meeting in the manner provided in Sections 10.01, 10.02 and 10.03. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in Subsection 6.11(1) shall be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that Warrantholders representing at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

(3) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

Section 6.12 -   Powers Cumulative

          It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

Section 6.13 -   Minutes

          Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Warrant Trustee at the reasonable expense of the Corporation, and any such minutes as aforesaid, if signed by the Chairman of the meeting at which such resolutions were passed or proceedings held, or by the Chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly, convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

Section 6.14 -   Instruments in Writing

          All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article Six also may be taken and exercised by Warrantholders representing, in the case of such actions and powers not requiring an

Extraordinary Resolution, at least 51%, and, in the case of such actions and powers requiring an Extraordinary Resolution, at least 66 2/3% of the aggregate number of Subject Securities issuable upon the exercise of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such Warrantholders in person or by attorney duly appointed in writing, and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed.

Section 6.15 - Binding Effect of Resolutions

          Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article Six at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Warrant Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing, the Warrant Trustee shall give notice in the manner contemplated in Sections
10.01 and 10.02 of the effect of the instrument in writing to all Warrantholders and the Corporation as soon as is reasonably practicable.

Section 6.16 -   Holdings by the Corporation or Subsidiaries of the Corporation
                 Disregarded

          In determining whether Warrantholders (or their proxies) are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, Extraordinary Resolution, Warrantholders' Request or other action under this Indenture, Warrants owned legally or beneficially by the Corporation or any associate or affiliate (as those terms are defined in, respectively, the Securities Act (Alberta) and the Canada Business Corporations Act) of the Corporation shall be disregarded.

                                ARTICLE SEVEN
                            SUPPLEMENTAL INDENTURES

Section 7.01 -   Supplemental Indentures

          From time to time the Corporation and the Warrant Trustee may, subject to the provisions of this Indenture, and subject to the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof) and they shall, when so directed by this Indenture, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

          (a)  setting forth adjustments in the application of Article Two;

          (b) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Warrant Trustee, relying on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

          (c) giving effect to any Extraordinary Resolution passed as provided in Article Six;

          (d) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Trustee, relying on the opinion of counsel, prejudicial to the interests of the Warrantholders as a group;

          (e) adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants, and making any modification in the forms of the Warrant Certificate which does not affect the substance thereof;

          (f) making any additions to, deletions from or alterations of the provisions of this Indenture which, in the opinion of the Warrant Trustee, do not materially and adversely affect the interests of the Warrantholders and are necessary or advisable in order to incorporate, reflect or comply with any applicable legislation; and

          (g) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Warrant Trustee, the rights of the Warrant Trustee and of the Warrantholders as a group are not prejudiced thereby;

          provided, however, that no amendment may be made to this Warrant Indenture by supplement or otherwise, without the prior written consent of each Principal Securities Exchange (to the extent required by the rules and regulations thereof).

Section 7.02 -   Successor Companies

          In the case of the consolidation, amalgamation, plan of arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation ("Successor Corporation"), forthwith following the occurrence of such event the successor corporation resulting from such consolidation, amalgamation, plan of arrangement, merger or transfer (if not the Corporation) shall expressly assume, by supplemental indenture satisfactory in form to the Warrant Trustee and executed and delivered to the Warrant Trustee, the due and punctual performance and observance of each and every covenant and condition of this Indenture to be performed and observed by the Corporation.

                                ARTICLE EIGHT
                        CONCERNING THE WARRANT TRUSTEE

Section 8.01 -   Trust Indenture Legislation

(1) In this Article, the term "Applicable Legislation" means the provisions of any statute of Canada or a province thereof and of regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of corporations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

(2) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(3) The Corporation and the Warrant Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

Section 8.02 -   Rights and Duties of Warrant Trustee

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Warrant Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent Warrant Trustee would exercise in comparable circumstances. No provision of this Indenture shall be construed to relieve the Warrant Trustee from, or require any other person to indemnify the Warrant Trustee against liability for its own negligence, wilful misconduct or bad faith.

(2) Subject only to Subsection 8.02(1), the Warrant Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Corporation under this Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding which the Warrant Trustee is requested to take. The obligation of the Warrant Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Warrant Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Trustee and its counsel to protect and hold harmless the Warrant Trustee and its officers, directors, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Warrant Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(3) The Warrant Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Warrant Trustee the Warrants held by them, for which Warrants the Warrant Trustee shall issue receipts.

(4) Every provision of this Indenture that by its terms relieves the Warrant Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 8.02 and of Section 8.03.

(5) The Warrant Trustee shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment.

(6) In the event of any disagreement arising regarding the terms of this Indenture, the Warrant Trustee shall be entitled, at its option, to refuse to comply with any demands whatsoever until the dispute is settled either by written agreement amongst the various parties or by a court of competent jurisdiction.

(7) The Warrant Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Warrant Trustee and in the absence of such notice the Warrant Trustee may for all purposes of this Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Warrant Trustee to determine whether or not the Warrant Trustee shall take action with respect to any default.

(8) In this Indenture, whenever confirmations or instructions are required to be given to the Warrant Trustee, in order to be valid, such confirmations and instructions shall be in writing.

Section 8.03 -   Evidence, Experts and Advisers

(1) In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Warrant Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Warrant Trustee may reasonably require by written notice to the Corporation.

(2) In the exercise of its rights and duties hereunder, the Warrant Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Corporation, certificates of the Corporation or other evidence furnished to the Warrant Trustee, provided that such evidence complies with Applicable Legislation and the Warrant Trustee examines the same and determines that such evidence complies with the applicable requirements of this Indenture.

(3) Whenever Applicable Legislation requires that evidence referred to in Subsection 8.03(1) be in the form of a statutory declaration, the Warrant Trustee may accept such statutory declaration in lieu of a certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by one or more of the Chairman, Chief Executive Officer, President, Vice-President, Secretary or Treasurer of the Corporation.

(4) Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner which the Warrant Trustee may consider adequate and in respect of a corporate Warrantholder, shall include a certificate of incumbency of such Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(5) The Warrant Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder, may act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them, and shall not be responsible for any misconduct on the part of any such experts or advisers who have been appointed with due care by the Warrant Trustee. The costs of obtaining such advice shall be payable by the Corporation as part of the fees of the Warrant Trustee.

Section 8.04 -   Documents, Monies, etc. Held by Warrant Trustee

          Any monies, securities, documents of title or other instruments that may at any time be held by the Warrant Trustee subject to the trusts hereof may be placed in the deposit vaults of the Warrant Trustee or of any Schedule I chartered bank or deposited for safekeeping with any such bank or the Warrant Trustee. Unless herein otherwise expressly provided any monies so held, pending the application or withdrawal thereof under any provisions of this Indenture, may be deposited in the name of the Warrant Trustee in any
Schedule I chartered bank or the Warrant Trustee's deposit department, at the rate of interest (if any) then current on similar deposits or may be deposited in such institutions or invested in such securities as the Corporation may consent to. All interest or other income received by the Warrant Trustee in respect of such deposits and investments shall belong to the Corporation.

Section 8.05 -   Actions by Warrant Trustee to Protect Interests

          Subject to the provisions of this Indenture and Applicable Legislation, the Warrant Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

Section 8.06 - Warrant Trustee Not Required to Give Security

          The Warrant Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise.

Section 8.07 - Protection of Warrant Trustee

          By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(1) The Warrant Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in Sections 8.09 and 8.12 or in the certificate of the Warrant Trustee on the Warrants) or be required to verify the same.

(2) Nothing herein contained shall impose any obligation on the Warrant Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(3) The Warrant Trustee shall not be bound to give notice to any person of the execution hereof.

(4) The Warrant Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Corporation.

(5) The Corporation hereby indemnifies and saves harmless the Warrant Trustee and its officers, directors, employees or agents to, from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Warrant Trustee or which it may suffer or incur as a result or arising out of the performance of its duties and obligations under this Indenture, save only in the event of negligence or wilful misconduct of the Warrant Trustee and its officers, directors, employees or agents. It is understood and agreed that this indemnification shall survive the termination of this Indenture; and the removal or resignation of the Warrant Trustee.

Section 8.08 -    Replacement of Warrant Trustee; Successor by Merger

(1) The Warrant Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation not less than 45 days prior notice in writing or such shorter prior notice as the Corporation may accept as sufficient. The Warrantholders by Extraordinary Resolution shall have the power at any time to remove the existing Warrant Trustee and to appoint a new Warrant Trustee. In the event of the Warrant Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Warrant Trustee unless a new Warrant Trustee has already been appointed by the Warrantholders; failing such appointment by the Corporation, the retiring Warrant Trustee or any Warrantholder may apply to a justice of the Court of Queen's Bench of Alberta at the Corporation's expense, on such notice as such justice may direct, for the appointment of a new Warrant Trustee; but any new Warrant Trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new Warrant Trustee appointed under any provision of this Section 8.08 shall be a corporation authorized to carry on the business of a trust company in the Province of Alberta and, if required by Applicable Legislation of any other province, in such other province. On any such appointment the new Warrant Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new Warrant Trustee, provided that any resignation or removal of the Warrant Trustee and appointment of a successor Warrant Trustee shall not become effective until the successor Warrant Trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Corporation, the predecessor Warrant Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor Warrant Trustee an appropriate instrument transferring to such successor Warrant Trustee all rights and powers of the Warrant Trustee hereunder and all securities, documents of title and other instruments and all monies and properties held by the Warrant Trustee hereunder.

(2) Upon the appointment of a successor Warrant Trustee, the Corporation shall promptly notify the Warrantholders thereof in the manner provided for in
Section 10.02.

(3) Any corporation into or with which the Warrant Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the stock transfer business of the Warrant Trustee, shall be the successor to the Warrant Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new Warrant Trustee under Subsection 8.08(1).

(4) Any Warrants certified but not delivered by a predecessor Warrant Trustee may be certified by the successor Warrant Trustee in the name of the predecessor or successor Warrant Trustee.

Section 8.09 - Conflict of Interest

(1) The Warrant Trustee represents to the Corporation that at the time of execution and delivery hereof no material conflict of interest exists in the Warrant Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor Warrant Trustee approved by the Corporation. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

(2) Subject to Subsection 8.09(1), the Warrant Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and generally may contract and enter into financial transactions with the Corporation or any subsidiary of the Corporation without being liable to account for any profit made thereby.

Section 8.10 -   Acceptance of Trusts

          The Warrant Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth, and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become Warrantholders from time to time.

Section 8.11 - Warrant Trustee Not to be Appointed Receiver

          The Warrant Trustee and any person related to the Warrant Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

Section 8.12 -   Authorization to Carry on Business

          The Warrant Trustee represents to the Corporation that it is duly authorized and qualified to carry on the business of a trust company in each of the provinces of Canada.

Section 8.13 - Warrant Trustee Not Responsible for Ensuring Compliance

          Notwithstanding any other provision in this Indenture, the Warrant Trustee shall not be responsible for ensuring compliance by the Warrantholders with the securities laws or regulations of the United States or any other jurisdictions.

                                 ARTICLE NINE
                               FORM OF WARRANTS

Section 9.01 -   Form of Share Purchase Warrant Certificate

          The following is the form of Share Purchase Warrant Certificate referred to in Subsection 2.02(1):

THE SHARE PURCHASE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (TORONTO TIME) ON NOVEMBER 14, 2003, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

Number: ______________                                   CUSIP No. ________

ONE (1) WARRANT AND U.S. $0.90               _____________ WARRANTS TO
ARE REQUIRED TO SUBSCRIBE FOR                PURCHASE COMMON SHARES OF ECHO
ONE (1) COMMON SHARE.                        BAY MINES LTD.


                            SHARE PURCHASE WARRANTS
                                      OF
                              ECHO BAY MINES LTD.

THIS CERTIFIES that, for value received, the holder hereof (herein called the "holder") is entitled at any time on or before 5:00 p.m. (Toronto time) on November 14, 2003 (the "Time of Expiry") to acquire, subject to adjustment in certain events, the number of common shares ("Common Shares") specified above of Echo Bay Mines Ltd. (the "Corporation"), as presently constituted, by surrendering to Computershare Trust Company of Canada (the "Warrant Trustee") at its principal office in Toronto, this Share Purchase Warrant certificate with a subscription in the form of the attached Subscription Form duly completed and executed and accompanied by payment of U.S. $0.90 per Common Share, subject to adjustment in certain events, (the "Warrant Exercise Price") by certified cheque, bank draft or money order in lawful money of the United States of America payable to or to the order of the Corporation at par at the office of the Warrant Trustee listed on the attached subscription form. The holder of this Share Purchase Warrant certificate may purchase less than the number of Common Shares which he is entitled to purchase on the exercise of the Share Purchase Warrants represented by this certificate, in which event a new Share Purchase Warrant certificate representing the Share Purchase Warrants not then exercised will be issued to the holder.

Any holder may elect to make payment of the Warrant Exercise Price in the lawful money of Canada. In such an event, the Warrant Exercise Price payable by such holder shall be the Canadian dollar equivalent of the Warrant Exercise Price payable in the lawful money of the United States based on the Exchange Rate (as such term is defined in the Share Purchase Warrant Indenture) on the Business Day (as such term is defined in the Share Purchase Warrant Indenture) immediately preceding the relevant date on which such Warrant is surrendered for exercise in accordance with the provisions of the Share Purchase Warrant Indenture, rounded to the nearest tenth of a cent.

Upon acceptance hereof, the holder hereby expressly waives the right to receive any fractional Common Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Share Purchase Warrants represented by this certificate shall be deemed to have been surrendered, and payment of by certified cheque, bank draft or money order shall be deemed to have been made, only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Trustee at its principal office in Toronto.

Upon due exercise of the Share Purchase Warrants represented by this certificate and payment of the Warrant Exercise Price, the Corporation shall cause to be issued to the person(s) in whose name(s) the Common Shares so subscribed for are to be issued (provided that if the Common Shares are to be issued to a person other than the registered holder of this Share Purchase Warrant certificate, the holder's signature on the Subscription Form herein shall be guaranteed by a Schedule I chartered bank, by a major Canadian trust company, a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program, a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) and the holder shall pay to the Corporation or the Warrant Trustee all applicable transfer or similar taxes and the Corporation shall not be required to issue or deliver certificates evidencing the Common Shares unless or until the holder shall have paid the Corporation or the Warrant Trustee the amount of such tax or shall have satisfied to the satisfaction of the Corporation that such tax has been paid or that no tax is due) the number of Common Shares to be issued to such person(s) and such person(s) shall become a holder in respect of such Common Shares with effect from the date of such exercise and upon due surrender of this Share Purchase Warrant certificate the Warrant Trustee shall issue a certificate(s) representing such Common Shares to be issued within three Business Days (as such term is defined in the Share Purchase Warrant Indenture) after the exercise of the Share Purchase Warrants represented by this certificate.

Each Share Purchase Warrant will entitle the holder thereof to purchase one Common Share at the Warrant Exercise Price at any time on or before the Time of Expiry, subject to adjustment in certain events. No exercise of a part or portion of a Share Purchase Warrant shall be permitted.

This Share Purchase Warrant certificate represents Share Purchase Warrants of the Corporation issued or issuable under the provisions of a Share Purchase Warrant Indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the

"Share Purchase Warrant Indenture") dated as of May 9, 2002 between the Corporation and the Warrant Trustee which contains particulars of the rights of the holders of the Share Purchase Warrants and the Corporation and of the Warrant Trustee in respect thereof and the terms and conditions upon which the Share Purchase Warrants are issued and held, all to the same effect as if the provisions of the Share Purchase Warrant Indenture were herein set forth, to all of which the holder of this Share Purchase Warrant certificate by acceptance hereof assents. A copy of the Share Purchase Warrant Indenture will be available for inspection at the principal office of the Warrant Trustee in Toronto.

The Share Purchase Warrant Indenture provides for adjustment in the number of Common Shares to be delivered upon exercise of the right of purchase hereby granted and to the exercise price in certain events therein set forth.

The Share Purchase Warrant Indenture contains provisions making binding upon all holders of Share Purchase Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Share Purchase Warrantholders entitled to acquire upon the exercise of the Share Purchase Warrants a specified percentage of the Common Shares.

The Share Purchase Warrants and the Share Purchase Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Alberta, Canada and shall be treated in all respects as Alberta contracts. Time shall be of the essence hereof and of the Share Purchase Warrant Indenture.

The Corporation may from time to time at any time prior to the Time of Expiry purchase any of the Share Purchase Warrants by private agreement or otherwise on such terms and conditions and at such price as the Corporation may in its sole discretion determine, subject to compliance with applicable law.

This Share Purchase Warrant certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Trustee for the time being under the Share Purchase Warrant Indenture.

IN WITNESS WHEREOF the Corporation has caused this Share Purchase Warrant certificate to be signed by its duly authorized officer as of this 17th day of May, 2002.

ECHO BAY MINES LTD.


By:                                          By:
   ------------------------------               ------------------------------
   Authorized Signing Officer                   Authorized Signing Officer

This Share Purchase Warrant certificate represents Share Purchase Warrants referred to in the Share Purchase Warrant Indenture within mentioned.

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
   ------------------------------
   Authorized Signing Officer

Date of Certification:

Section 9.02 -   Subscription Form for Share Purchase Warrant Certificate

          There shall be attached to the Share Purchase Warrant Certificates a subscription form substantially as follows:

TO:  ECHO BAY MINES LTD.
     c/o Computershare Trust Company of Canada
     100 University Avenue
     9th Floor, North Tower
     Toronto, Ontario
     M5J 2Y1

     Attention:  Securities Flow

The undersigned holder of the within Share Purchase Warrants hereby irrevocably subscribes for the number of Common Shares of Echo Bay Mines Ltd. Inc. at the Warrant Exercise Price referred to in the attached Share Purchase Warrant certificate on the terms and conditions set forth in such certificate and the Share Purchase Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the city of Toronto to the order of Echo Bay Mines Ltd. in payment in full of the subscription price of the Common Shares hereby subscribed for.

The undersigned hereby directs that the said Common Shares be issued as follows:

-------------------------    ----------------------    --------------------
    NAME(S) IN FULL                ADDRESS(ES)              NUMBER OF
                                                          COMMON SHARES

-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------
-------------------------    ----------------------    --------------------

(Please print. If securities are issued to a person other than the registered Share Purchase Warrantholder, the holder must pay to the Warrant Trustee all exigible taxes and the signature of the holder must be guaranteed by a
Schedule I chartered bank, a major Canadian trust company, a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program, a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program
(MSP)).

DATED the ___ day of _______________, _____.

[ ] Please check this box if the securities are to be delivered at the office where these Share Purchase Warrants are surrendered, failing which the securities will be mailed.





                             TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


------------------------------------------------------------------------------
(Name)


------------------------------------------------------------------------------
(Address)


____________ of the Warrants registered in the name of the undersigned represented by the within certificate.

DATED the ___ day of _______________, _____.

Signature of Warrantholder
guaranteed by:
                                                ------------------------------
                                                (Signature of Warrantholder)

------------------------------------



* Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Schedule I chartered bank, a major Canadian trust company, a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program, a member of the Stock Exchanges Medallion Program
(SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP).

                                 ARTICLE TEN
                                    GENERAL


Section 10.01 -  Notice to the Corporation and the Warrant Trustee

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Corporation or the Warrant Trustee shall be deemed to be validly given if delivered, if sent by registered letter, postage prepaid or facsimile:

          (a)  if to the Corporation:

               Echo Bay Mines Ltd.
               1210, 10180 - 101 Street
               Edmonton, Alberta   T5J 3S4

               Fax:  (780) 424-7378

               Attention:  Secretary

          (b)  if to the Warrant Trustee:

               100 University Avenue
               9th Floor, North Tower
               Toronto, Ontario   M5J 2Y1

               Attention:  Manager, Corporate Trust

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or, if mailed, on the fifth Business Day following the date of the postmark on such notice.

(2) The Corporation or the Warrant Trustee, as the case may be, may from time to time notify the other in the manner provided in Subsection 10.01(l) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Corporation or the Warrant Trustee, as the case may be, for all purposes of this Indenture. A copy of any notice of change of address given pursuant to this Subsection 10.01(2) shall be available for inspection at the principal stock transfer office of the Warrant Trustee in the City of Toronto, Ontario by Warrantholders during normal business hours.

Section 10.02 -  Notice to the Warrantholders

          Any notice to the Warrantholders under the provisions of this Indenture shall be deemed to be validly given if the notice is sent by prepaid mail, if delivered by hand or sent by facsimile, to the holders at their addresses and facsimile number appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business

Day. Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

Section 10.03 - Mail Service Interruption

          If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Warrant Trustee or the Corporation would reasonably be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if delivered to an officer of the party to which it is addressed or if sent to such party, at the appropriate address in accordance with Section 10.01, by facsimile transmission or other means of prepaid transmitted or recorded communication.

Section 10.04 -  Counterparts and Formal Date

          This Indenture may be executed in several counterparts (including counterparts by facsimile), each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of May 9, 2002.

Section 10.05 - Satisfaction and Discharge of Indenture

          Upon the earlier of (i) the date by which there shall have been delivered to the Warrant Trustee for exercise or destruction in accordance with the provisions hereof of all Warrants theretofore certified hereunder; or
(ii) the Time of Expiry, this Indenture, except to the extent that Common Shares and certificates therefor have not been issued and delivered hereunder or the Corporation has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Corporation. The Warrant Trustee, on written demand of and at the cost and expense of the Corporation, and upon delivery to the Warrant Trustee of a certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Warrant Trustee of the expenses, fees and other remuneration payable to the Warrant Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; provided that if the Warrant Trustee has not then performed any of its obligations hereunder any such satisfaction and discharge of the Corporation's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Corporation against the Warrant Trustee.

Section 10.06 - Provisions of Indenture and Warrants for the Sole Benefit of Parties and Warrantholders

          Except as provided in Sections 5.02 and 5.03, nothing in this Indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

Section 10.07 -  Indenture to Prevail

          To the extent of any discrepancy or inconsistency between the terms and conditions of this Indenture and the Warrant Certificate, the terms of this Indenture will prevail.

          IN WITNESS WHEREOF the parties hereto have executed this Indenture under the hands of their proper officers in that behalf.

                                        ECHO BAY MINES LTD.

                                        By: /s/ Lois-Ann L. Brodrick
                                            ---------------------------------
                                            Vice President and Corporate
                                            Secretary


                                        COMPUTERSHARE TRUST
                                        COMPANY OF CANADA

                                        By: /s/ Sandra Zada
                                            ---------------------------------
                                            Corporate Trust Officer


                                        By: /s/ Andrew Ruzza
                                            ---------------------------------
                                            Corporate Trust Officer